Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

First Amendment, dated as of April 8, 2013 (this “Amendment”), to the Credit Agreement dated as of September 10, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TOTAL SYSTEM SERVICES, INC. (the “Borrower”), the several lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, as permitted by Section 10.01 of the Credit Agreement, the Required Lenders and the Administrative Agent are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1.    Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2.    Amendment to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by deleting “5.0%” and inserting “7.5%” in the definition of “Consolidated EBITDA”.

SECTION 3.    Amendment to Section 1.03 (Accounting Terms). Section 1.03(a) of the Credit Agreement is hereby amended by (1) inserting “and Calculations” in the Section heading immediately after “Accounting Terms”, and (2) inserting the following language at the end of subsection (a):

“For the avoidance of doubt, for purposes of calculating any financial ratio as used in the financial covenants set forth in Section 7.09, if at any time during the applicable Measurement Period for such financial covenant, the Borrower or any Subsidiary shall have consummated the Acquisition or other purchase or acquisition (including through a merger or consolidation) of all of (or, to the extent the applicable Person becomes a Subsidiary, a majority of) the equity interests of another Person or all or substantially all of the property, assets or business of another Person or of the assets constituting a business unit, line of business or division of another Person, then such financial ratio shall be determined after giving pro forma effect to the Acquisition or other purchase or acquisition (including any Consolidated EBITDA, Consolidated EBITDAR, Indebtedness, Consolidated Interest Charges or Rental Expenses acquired, incurred or assumed in connection therewith) as if such transaction had occurred on the first day of such Measurement Period.”

SECTION 4.    Amendment to Section 7.01 (Liens).  Section 7.01(a) of the Credit Agreement is hereby amended by (1) deleting “or” at the end of subsection (v) thereof, (2) inserting “or” at the end of subsection (vi) thereof, and (3) inserting the following new subsection (vii) immediately after subsection (vi):

“(vii) a Negative Pledge contained in any agreement evidencing or governing Indebtedness (including credit facilities and debt securities) otherwise permitted to be incurred under this Agreement, so long as the Borrower determines in good faith (after consultation with the Administrative Agent) that such Negative Pledge, taken as a whole, is no more restrictive in any material respect than the restrictions in Section 7.01(b), or that such Negative Pledge is otherwise in a form customary for similar agreements for comparable borrowers or issuers at such time; and”

SECTION 5.    Amendment to Schedule 10.02.  The U.S. taxpayer identification number of the Borrower listed on Schedule 10.02 is hereby replaced by the following U.S. taxpayer identification number: 58-1493818.

SECTION 6.    Representations and Warranties.  On and as of the date hereof, the Borrower hereby confirms and reaffirms that, after giving effect to this Amendment, (i) each of the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing.

SECTION 7.    Condition to Effectiveness.  This Amendment shall become effective on the date on which the Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent and the Required Lenders either a counterpart of this Amendment signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

SECTION 8.    Continuing Effect; No Other Amendments or Consents.

(a)      Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendment set forth herein, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)      The Borrower agrees with respect to each Loan Document to which it is a party that all of its obligations and liabilities under such Loan Document shall remain in full force and effect on a continuous basis in accordance with the terms and conditions of such Loan Document after giving effect to this Amendment.

(c)      The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 9.    Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment, and any other documents prepared in connection herewith and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 10.  Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g., “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 11.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TOTAL SYSTEM SERVICES, INC., as Borrower

By:	/s/ James B. Cosgrove
Name: James B. Cosgrove
Title: Group Executive & Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Vice President

[Signature Page to First Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to First Amendment]

REGIONS BANK, as a Lender

By:	/s/ Donald Dalton
Name: Donald Dalton
Title: Executive Vice President

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

[Signature Page to First Amendment]

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert C. Mayer, Jr.
Name: Robert C. Mayer, Jr.
Title: Vice President

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

[Signature Page to First Amendment]

SYNOVUS BANK, as a Lender

By:	Jason E. Gaylor
Name: Jason E. Gaylor
Title: SVP

[Signature Page to First Amendment]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Kenneth W. Deere
Name: Kenneth W. Deere
Title: Senior Vice President

FOR LENDERS REQUIRING A SECOND SIGNATURE LINE:

By:
Name:
Title:

[Signature Page to First Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Sheldon Pinto
Name: Sheldon Pinto
Title: Authorized Signatory

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Buck
Name: Brian Buck
Title: Director

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Hichem Kerma
Name: Hichem Kerma
Title: Director

[Signature Page to First Amendment]